PEDEVCO Corp S-4

Exhibit 99.1

LETTER OF TRANSMITTAL

Offer to exchange each outstanding Trust Common Unit of SandRidge Permian Trust for 4/10ths of One Share of Common Stock of PEDEVCO Corp., subject to the procedures described in the offer to exchange and the related letter of transmittal, by SRPT Acquisition LLC, a wholly owned subsidiary of PEDEVCO Corp.

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) for exchange. You are hereby authorized and instructed to prepare in the name of and deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a certificate representing shares of PEDEVCO Common Stock and a check representing a cash payment for fractional shares in lieu thereof pursuant to this Letter of Transmittal.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your Trust Common Units, to:

If delivering by hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Co., LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

By mail: American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department P.O. BOX 2042 New York, NY 10272-2042

For assistance call (877) 248-6417 or (718) 921-8317

Pursuant to the Offer to Exchange, the undersigned encloses herewith and surrenders the following certificate(s) representing Trust Common Units:

DESCRIPTION OF TRUST COMMON UNITS SURRENDERED

(Please fill in. Attach separate schedule if needed)

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections

Certificate No(s)	Number of Trust Common Units

TOTAL TRUST COMMON UNITS F

The Exchange Agent for the

Offer is:

If delivering by hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Co., LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

By mail: American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department P.O. BOX 2042 New York, NY 10272-2042

LOST CERTIFICATES: IF CERTIFICATE(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, PLEASE CALL THE TRUST’S TRANSFER AGENT AT 877-248-6417 (TOLL FREE) OR 718-921-8317 TO OBTAIN THE NECESSARY DOCUMENTS TO REPLACE YOUR LOST CERTIFICATES.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The Offer (described below) is not being made to (nor will tender of Trust Common Units be accepted from or on behalf of) holders of Trust Common Units in any jurisdiction where it would be illegal to do so.

This Letter of Transmittal (this “Letter of Transmittal”) is to be used for tendering common units of beneficial interest (“Trust Common Units”), of SandRidge Permian Trust (“the Trust”). The holders of Trust Common Units may use this form if certificates evidencing Trust Common Units are to be forwarded herewith or, unless an Agent’s Message (as defined in the section of the Offer to Exchange, dated October 13, 2020 (the “Offer to Exchange”), titled “The Offer—Procedure for Tendering”) is utilized, if delivery of Trust Common Units of the Trust is to be made by book-entry transfer to the account of American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in the section of the Offer to Exchange titled “The Offer—Procedure for Tendering.” We refer to the Offer to Exchange, together with this Letter of Transmittal, as the “Offer”.

Holders of Trust Common Units whose certificates representing Trust Common Units are not immediately available, who cannot deliver such certificates and all other required documents to the Exchange Agent prior to the Expiration Time (as described below) or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Trust Common Units according to the guaranteed delivery procedure set forth in the section of the Offer to Exchange titled “The Offer—Procedure for Tendering.” See Instruction 2 below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The undersigned hereby tenders the Trust Common Units described in the box above titled “Description of Trust Common Units Surrendered” pursuant to the terms and conditions of the Offer. See the section in the Offer to Exchange titled “The Offer.”

Ladies and Gentlemen:

SRPT Acquistion, LLC (“Purchaser”), a wholly owned subsidiary of PEDEVCO Corp. (“PEDEVCO”), is offering, upon the terms and subject to the conditions set forth in the Offer to Exchange and in this Letter of Transmittal, to exchange for each issued and outstanding Trust Common Unit, 4/10ths of one share of common stock of PEDEVCO Corp. (the “PEDEVCO Common Stock”), subject to the procedures described in the Offer to Exchange and this Letter of Transmittal.

The Offer will expire at 5:00 P.M., New York City time, on November 30, 2020 (the “Expiration Time”), unless extended as described in the Offer to Exchange, in which case the “Expiration Time” will be the latest time and date on which the Offer, as so extended, expires.

The undersigned elects to have his, her or its Trust Common Units acquired for the above described consideration of PEDEVCO Common Stock subject to the procedures describe in the Offer.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for exchange of the Trust Common Units tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of PEDEVCO all right, title and interest in and to any and all of the Trust Common Units that are being tendered hereby (and any and all dividends, distributions, rights, other beneficial interests of Trust Common Units or other securities issued or issuable in respect thereof on or after the date hereof, other than the Trust’s regular quarterly distribution (collectively, “Distributions”)) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Trust Common Units (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such Trust Common Units (and any and all Distributions) or transfer ownership of such Trust Common Units (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of PEDEVCO, (2) present such Trust Common Units (and any and all Distributions) for transfer on the books of the Trust and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Trust Common Units (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, or through delivery of an Agent’s Message (as defined in the section of the Offer to Exchange titled “The Offer—Procedure for Tendering”), the undersigned hereby irrevocably appoints the designees of PEDEVCO as the undersigned’s agents, attorneys-in-fact and proxies, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to all of the Trust Common Units tendered hereby (and any Distribution) which have been accepted for exchange by PEDEVCO on or after the date of the commencement of the Offer. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Trust Common Units (and all Distributions relating thereto). Such appointment will be effective when, and only to the extent that, PEDEVCO accepts such Trust Common Units for exchange. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies given by the undersigned at any time with respect to such Trust Common Units (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given or executed by the undersigned with respect thereto (and, if given or executed, will not be deemed effective). The designees of PEDEVCO will, with respect to the Trust Common Units (and such other Trust Common Units and securities) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such holders of Trust Common Units as they in their discretion may deem proper at any annual or special meeting of holders of Trust Common Units or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. PEDEVCO reserves the right to require that, in order for the Trust Common Units to be deemed validly tendered, immediately upon PEDEVCO’s acceptance of Trust Common Units for exchange, PEDEVCO must be able to exercise full voting, consent and other rights with respect to such Trust Common Units (and any and all Distributions).

The undersigned hereby represents and warrants that (1) the undersigned owns the tendered Trust Common Units (and any and all other Trust Common Units or other securities issued or issuable in respect of such Trust Common Units), (2) the undersigned has the full power and authority to tender, sell, assign and transfer the tendered Trust Common Units (and any and all other Trust Common Units or other securities issued or issuable in respect of such Trust Common Units) and (3) when the same are accepted for exchange by PEDEVCO, PEDEVCO shall acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or PEDEVCO to be necessary or desirable to complete the sale, assignment and transfer of the Trust Common Units tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of PEDEVCO all Distributions in respect of the Trust Common Units tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, PEDEVCO shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration of the Trust Common Units tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by PEDEVCO in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Exchange, this tender is irrevocable.

The undersigned understands that the valid tender of Trust Common Units pursuant to any of the procedures described in the section of the Offer to Exchange titled “The Offer–Procedure for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and PEDEVCO upon the terms of and subject to the conditions to the Offer (and, if the Offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination). The undersigned recognizes that, under the circumstances set forth in the Offer to Exchange, PEDEVCO may not be required to accept for exchange any of the Trust Common Units tendered hereby.

The undersigned understands that the delivery and surrender of Trust Common Units that the undersigned has tendered is not effective, and the risk of loss of such Trust Common Units does not pass to the Exchange Agent, unless and until the Exchange Agent receives this Letter of Transmittal, duly completed and signed, or an Agent’s Message (as defined in the Offer to Exchange in the section titled “The Offer—Procedure for Tendering”) in connection with a book-entry transfer of Common Units, together with all accompanying evidences of authority in form satisfactory to PEDEVCO and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT PEDEVCO’S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER (INCLUDING THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. ALL QUESTIONS AS TO THE FORM OF DOCUMENTS AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TRUST COMMON UNITS WILL BE DETERMINED BY PEDEVCO IN ITS DISCRETION, WHICH DETERMINATION SHALL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of Trust Common Units will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of PEDEVCO or any of its affiliates or assigns, the Exchange Agent, or the Information Agent identified on the back page of this Letter of Transmittal or any other person is or will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance or Payment Instructions,” the undersigned hereby requests that the Trust Common Units and the return of any certificates for the Trust Common Units not tendered or not accepted for exchange, be in the name(s) of the undersigned (and, in the case of Trust Common Units tendered by book-entry transfer, by credit to the applicable account at DTC appearing above in the box titled “Description of Trust Common Units Surrendered”). The undersigned recognizes that PEDEVCO has no obligation, pursuant to the “Special Issuance or Payment Instructions,” to transfer any Trust Common Units from the name of the registered holder(s) thereof if PEDEVCO does not accept for exchange any Trust Common Units so tendered.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the Trust Common Units and any certificates for the Trust Common Units not tendered or not accepted for exchange (and any accompanying documents, as appropriate) be mailed to the undersigned at the address(es) of the registered holder(s) appearing above in the box titled “Description of Trust Common Units Surrendered.” In the event that the boxes titled “Special Issuance or Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for PEDEVCO Common Stock (or, at PEDEVCO’s election, evidence of book-entry of PEDEVCO Common Stock) and the return of any certificates evidencing Trust Common Units not tendered or not accepted for exchange, be issued in the name(s) of and mailed to the person(s) so indicated. Holders of Trust Common Units tendering Trust Common Units by book-entry transfer may request that Trust Common Units not exchanged be credited to such account at DTC as such holder may designate under “Special Issuance or Payment Instructions.” If no such instructions are given, any such Trust Common Units not exchanged will be returned by crediting the account at the book-entry transfer facility designated herein.

SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for Trust Common Units (or, at PEDEVCO’s election, evidence of book-entry of Trust Common Units), if applicable in either case, are to be issued in the name of someone other than the registered holder(s) listed above in the box titled “Description of Common Units Surrendered.”

Issue as follows: ☐ Check

☐ Trust Common Unit Certificate(s) to:

Name
(Please Print)

Address

(Include Zip Code)

Area Code and Telephone No.
Taxpayer Identification or Social Security No.

(Also Complete the Attached IRS Form W-9)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5 and 7)

To be completed ONLY if the certificates for Trust Common Units (or, at PEDEVCO’s election, evidence of book-entry of Trust Common Units), if applicable in either case, are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box titled “Description of Trust Common Units Surrendered.”

Mail as follows:

☐ Trust Common Unit Certificate(s) to:

Name
(Please Print)

Address

(Include Zip Code)
Area Code and Telephone No.

IMPORTANT

Trust Common Unitholder: SIGN HERE (Please complete and return the attached IRS Form W-9)
Signature(s) of Holder(s) of Trust Common Units

Dated:

Name(s)
(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone No.

Tax Identification or Social Security No. (See attached IRS Form W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Trust Common Unit certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s) (If Required—See Instructions 1 and 5)

Authorized Signature

Name

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone No.
Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (1) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the Trust Common Units) of Trust Common Units and such holder(s) have not completed either the box titled “Special Issuance or Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (2) if Trust Common Units are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See also Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by holders of Trust Common Units either if certificates evidencing the Trust Common Units are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Trust Common Units is to be made pursuant to the procedure for tender by book-entry transfer pursuant to the procedures set forth herein and in the Offer to Exchange. For a holder of Trust Common Units to validly tender Trust Common Units pursuant to the Offer, the Exchange Agent must receive prior to the Expiration Time this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this Letter of Transmittal, at one of its addresses set forth on the back cover of this Letter of Transmittal and either (1) the certificates representing tendered Trust Common Units must be received by the Exchange Agent at such address or such Trust Common Units must be tendered pursuant to the procedure for book-entry transfer described below and a book-entry confirmation must be received by the Exchange Agent (including an Agent’s Message), in each case prior to the Expiration Time, or (2) the tendering holder of Trust Common Units must comply with the guaranteed delivery procedures described below.

Holders of Trust Common Units whose certificates representing Trust Common Units are not immediately available, who cannot deliver such certificates and all other required documents to the Exchange Agent prior to the Expiration Time or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Trust Common Units by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedure set forth herein and in the Offer to Exchange.

Pursuant to such guaranteed delivery procedures: (1) such tender must be made by or through an Eligible Institution; (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by PEDEVCO, must be received by the Exchange Agent prior to the Expiration Time and (3) the Trust Common Unit certificates (or book-entry confirmation) representing all tendered Trust Common Units, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message in lieu of this Letter of Transmittal), and any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the date of execution of such notice of guaranteed. If certificates evidencing Trust Common Units are forwarded separately to the Exchange Agent, a properly completed and duly Letter of Transmittal must accompany each such delivery.

An “Agent’s Message,” as defined in the section of the Offer to Exchange titled “The Offer—Procedure for Tendering,” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of the book-entry confirmation which states that the book-entry transfer facility has received an express acknowledgement from the participant in DTC tendering the Trust Common Units that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that PEDEVCO may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING TRUST COMMON UNITS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND THE RISK OF THE TENDERING HOLDER OF TRUST COMMON UNITS AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

PEDEVCO will not accept any alternative, conditional or contingent tenders. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering holder of Trust Common Units waives any right to receive any notice of the acceptance for exchange of the tendered Trust Common Units.

3. Inadequate Space. If the space provided herein under “Description of Trust Common Units Surrendered” is inadequate, the number of Trust Common Units tendered and/or the certificate numbers evidencing such Trust Common Units, if applicable, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders. If fewer than all the Trust Common Units evidenced by any certificate delivered to the Exchange Agent are to be tendered hereby, fill in the number of Trust Common Units that are to be tendered in the box titled “Total Number of Trust Common Units Surrendered”. In such case, a new certificate evidencing the remainder of the Trust Common Units that were evidenced by the old certificates, but were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box titled “Description of Trust Common Units Surrendered” herein, as soon as practicable after the Expiration Time. All Trust Common Units evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Trust Common Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such Trust Common Units without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the Trust Common Units tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c) Different Names on Certificates. If any of the Trust Common Units tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittals as there are different registrations of such Trust Common Units.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Trust Common Units tendered hereby, no endorsements of certificates evidencing such Trust Common Units are required unless the PEDEVCO Common Stock is to be issued to, or certificates evidencing Trust Common Units are not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). Signatures on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal or any certificate evidencing Trust Common Units are executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to PEDEVCO of such person so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, PEDEVCO or any successor entity thereto will pay any stock transfer tax with respect to the transfer of any Trust Common Units to it pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income or backup withholding taxes). If, however, the purchase price is to be made to, or if certificate(s) evidencing Trust Common Units not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s), or if tendered certificate(s) evidencing Trust Common Units are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of any such issuance or transfer to such other person will be deducted from consideration to be received by such holder of trust Common Units for exchange of such Trust Common Units in the Offer, unless evidence satisfactory to PEDEVCO of the payment of such taxes, or exemption therefrom, is submitted.

7. Special Issuance or Payment and Delivery Instructions. If certificates (or, at PEDEVCO’s election, evidence of book-entry transfer) for PEDEVCO Common Stock and, if applicable, any Trust Common Units not tendered or not accepted for exchange are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box titled “Description of Trust Common Units Surrendered” or if any certificates evidencing Trust Common Units not tendered or not exchanged are to be sent to someone other than the registered holder(s) listed above in the box titled “Description of Trust Common Units Surrendered” or to the registered holder(s) listed above in the box titled “Description of Trust Common Units Surrendered” at an address other than that listed above in the box titled “Description of Trust Common Units Surrendered,” the appropriate boxes on this Letter of Transmittal should be completed. Holders of Trust Common Units tendering Trust Common Units by book-entry transfer may request that Trust Common Units not tendered or not accepted for exchange be credited to such account at DTC as such holder of Trust Common Units may designate under “Special Issuance or Payment Instructions.” If no such instructions are given, any such Trust Common Units not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above in the box titled “Description of Common Units Surrendered.”

8. Backup Withholding. Under U.S. federal income “backup withholding” tax laws, the Exchange Agent may be required to withhold a portion of any payments made to certain holders of Trust Common Units pursuant to the offer. In order to avoid such backup withholding, each holder of Trust Common Units that is a United States citizen, resident or entity, and, if applicable, each other United States payee, must provide the Exchange Agent with such unitholder’s or payee’s correct taxpayer identification number, and certify that such unitholder or payee is not subject to such backup withholding by completing the attached IRS Form W-9. Certain holders of Trust Common Units or payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. A holder of Trust Common Units who is a foreign individual or a foreign entity should complete, sign, and submit to the Exchange Agent the appropriate IRS Form W-8. An appropriate IRS Form W-8 may be obtained from the Exchange Agent. Failure to complete IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Trust Common Units to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the offer.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9 or the appropriate IRS Form W-8 to claim exemption from backup withholding, or contact the Exchange Agent.

FAILURE TO COMPLETE AND RETURN IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU.

9. Requests for Additional Copies. Questions and requests for assistance or additional copies of the Offer to Exchange and this Letter of Transmittal should be directed to the Information Agent at its respective address and telephone number set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the Information Agent at the address and telephone number set forth below. Holders of Trust Common Units may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

10. Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate representing the Trust Common Units to be tendered has been mutilated, lost, destroyed or stolen, the holder of Trust Common Units should promptly notify the Trust’s Transfer Agent, American Stock Transfer and Trust Company, LLC at 877-248-6417 (toll free) or 718-921-8317. The holder of Trust Common Units should then be instructed as to the steps that must be taken in order to replace the certificate(s). The Transfer Agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This Letter of Transmittal and related documents cannot be processed until the mutilated, lost, destroyed or stolen certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent in accordance with the instructions contained in this Letter of Transmittal.

11. Waiver of Conditions. PEDEVCO reserves the absolute right to waive any condition of the Offer to the extent permitted by applicable law except for the Registration Statement Condition, Stockholder Approval Condition, Government Approval Condition and Stock Exchange Listing Condition (as such terms are defined in the Offer to Exchange).

12. Irregularities. All questions as to form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Trust Common Units and any notice of withdrawal will be determined by PEDEVCO in its sole discretion, which determinations shall be final and binding to the fullest extent permitted by law. PEDEVCO reserves the absolute right to reject any or all tenders of Trust Common Units it determines not to be in proper form or the acceptance of or exchange for which may, in the opinion of PEDEVCO’s counsel, be unlawful. PEDEVCO also reserves the absolute right to waive any defect or irregularity in the tender of any Trust Common Units of any particular holder of Trust Common Units, whether or not similar defects or irregularities are waived in the case of other holders of Trust Common Units. No tender of Trust Common Units will be deemed to be properly made until all defects and irregularities with respect thereto have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as PEDEVCO shall determine. None of PEDEVCO, the Exchange Agent, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of Trust Common Units, or to waive any such defect or irregularity and none of them will incur any liability for failure to give any such notice or waiver. PEDEVCO’s interpretation of the terms and conditions of the Offer, including this Letter of Transmittal, will be final and binding to the fullest extent permitted by law.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME AND EITHER CERTIFICATES FOR TENDERED TRUST COMMON UNITS MUST BE RECEIVED BY THE EXCHANGE AGENT OR TRUST COMMON UNITS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME, OR THE TENDERING HOLDER OF THE TRUST COMMON UNITS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY. THERE WILL BE NO SUBSEQUENT OFFER PERIOD.

Facsimiles of this Letter of Transmittal, properly completed and duly signed, will be accepted. In such case, a copy of this Letter of Transmittal and certificates evidencing Trust Common Units and any other required documents should be sent or delivered by each holder of Trust Common Units or such unitholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses set forth herein.

If PEDEVCO becomes aware of any jurisdiction in which the making of the Offer or the tender of Trust Common Units in connection therewith would not be in compliance with applicable law, PEDEVCO will make a good faith effort to comply with any such law. If, after such good faith effort, PEDEVCO cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Trust Common Units in such jurisdiction.

The Exchange Agent for the Offer is:

If delivering by hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Co., LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

By mail: American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department P.O. BOX 2042 New York, NY 10272-2042

Any questions or requests for assistance or additional copies of this offer to exchange, the letter of transmittal, the notice of guaranteed delivery and related offer materials may be directed to the Information Agent at its respective telephone number and location listed below. Holders of Trust Common Units may also contact their local broker, commercial bank, trust company or nominee for assistance concerning the offer.

The Information Agent for the Offer is:

19 Old Kings Highway S. – Suite 210

Darien, CT 06820

Banks and Brokers call collect (203) 972-9300

or

All Others Call Toll-Free: (877) 972-0090

Email: info@investor-com.com